THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

No. _____                                         Void After ___________, 2002

Date:     ______________, 1997


                             NEWGEN RESULTS CORPORATION
                          WARRANT TO PURCHASE COMMON STOCK

     This Warrant is issued to _________________ (the "Holder") by Newgen Results Corporation, a California corporation (the "Company") for consideration in the amount of $0.01 per share.

     1. PURCHASE OF SHARES. Subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing), to purchase ______________ shares of Common Stock of the Company (the "Common Stock"). The purchase price shall be $0.75 per share, subject to adjustment as provided herein (the "Exercise Price"). The number of shares of Common Stock issuable pursuant to this Section 1 (the "Warrant Shares") shall be subject to adjustment as provided herein.
This Warrant is one of a series of warrants issued as of even date herewith.

     2. EXERCISE PERIOD. Except as otherwise provided herein, this Warrant is exercisable only until and including the fifth anniversary of the date hereof at 5:00 p.m. (California Time) (the "Exercise Period").

     3. METHOD OF EXERCISE. While this Warrant remains outstanding and exercisable in accordance with Section 2 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

          (a) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto, to the Secretary of the Company at its principal offices; and

          (b) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Warrant Shares being purchased.

     4.   NET ISSUE EXERCISE.

          (a) In lieu of exercising this Warrant by payment of cash, Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to Holder a number of shares of Common Stock computed using the following formula:

                                      X=Y(A-B)
                                      --------
                                          A

    Where X=  The number of shares of Common Stock to be issued to Holder.

          Y=   The number of shares of Warrant Shares.

          A= The fair market value of one share of the Common Stock to be issued upon exercise of this Warrant.

          B= The Exercise Price (as adjusted to the date of such calculations).

          (b) If upon the expiration of the Exercise Period Holder has not exercised this Warrant, this Warrant shall automatically convert into the number of shares of Common Stock calculated pursuant to Section 4(a) above, provided that the Holder is able to and does make the representations set forth in
Section 9 hereof and agrees to be bound by the provisions of Sections 9 and 14 hereof.

          (c) For purposes of this Section, the Board of Directors of the Company shall determine the fair market value of the Common Stock in its good faith.

     5. CERTIFICATES FOR WARRANT SHARES. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Warrant Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the receipt of the subscription notice.

     6. RESERVATION OF WARRANT SHARES. The Company covenants that it will at all times keep available such number of authorized shares of its Common Stock issuable upon exercise of this Warrant free from all preemptive rights with respect thereto, which will be sufficient to permit the exercise of this Warrant for the full number of Warrant Shares specified herein. The Company further covenants that such Warrant Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly

                                      2.

issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

     7. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. If the Company shall at any time prior to the expiration of this Warrant, subdivide its capital stock by split or otherwise, or combine its capital stock, or issue additional securities as a dividend with respect to any shares of its capital stock, the number of Warrant Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price payable per share, but the aggregate purchase price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 7 shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend. When any such adjustment is required to be made, the Company shall promptly notify the Holder of such event and of the number of shares, the adjusted Exercise Price and the type of securities or property thereafter purchasable upon exercise of the Warrant.

     8. EARLY TERMINATION IN THE EVENT OF MERGER, ETC. In the event of, at any time during the Exercise Period, an initial public offering of securities of the Company registered under the Act, or any capital reorganization, or any reclassification of the capital stock the Company (other than a change in par value or from par value to no par value or no par value to par value or as a result of a stock dividend or subdivision, split or combination of shares), or the consolidation or merger of the Company with or into another corporation, or the sale or other disposition of all or substantially all the properties and assets of the Company in its entirety to any other person, the Company shall provide to the Holder fifteen (15) days advance written notice of such public offering, reorganization, reclassification, consolidation, merger or sale or other disposition of the Company's assets, during which period the Holder may purchase any and all shares then available for purchase. This Warrant shall terminate unless exercised prior to the date the registration statement related to such public offering is declared effective or the closing of such reorganization, reclassification, consolidation, merger or sale or other disposition of the Company's assets.

     9.   REPRESENTATIONS OF HOLDER.

     9.1 ACQUISITION OF WARRANT FOR PERSONAL ACCOUNT. The Holder represents and warrants that it is acquiring the Warrant solely for its account for investment and not with a view to or for sale or distribution of said Warrant or any part thereof. The Holder also represents that the entire legal and beneficial interests of the Warrant and Warrant Shares is being acquired for, and will be held for, its account only.

                                      3.

     9.2  SECURITIES ARE NOT REGISTERED.

          (a) The Holder understands that this Warrant has not been registered under the Securities Act of 1933, as amended (the "Act"), on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, it has in mind merely acquiring the securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Holder has no such intention.

          (b) The Holder recognizes that this Warrant and Warrant Shares being acquired by it must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder recognizes that the Company does not have any obligation to register this Warrant or the Warrant Shares or to comply with any exemption from such registration.

          (c) The Holder is aware that neither this Warrant nor the Warrant Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met and until the Holder has held the Warrant Shares for at least one year. Among the conditions for use of Rule 144 is the availability of current information to the public about the Company. The Holder understands that the Company has not made such information available and has no present plans to do so.

     9.3 The Holder represents and warrants that it is an "accredited investor" as such term is defined in Rule 501(a) under the Act. Specifically, the Holder represents and warrants that it is either a corporation or partnership, not formed for the specific purpose of acquiring securities of the Company, with total assets in excess of $5,000,000.

     9.4  DISPOSITION OF WARRANT AND WARRANT SHARES.

          (a) The Holder further agrees not to make any disposition of all or any part of this Warrant or the Warrant Shares in any event unless and until:

               (i) The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition; or

               (ii) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

               (iii) The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, the Holder shall have furnished the

                                      4.

Company with an opinion of counsel for the Holder to the effect that such disposition will not require registration of such Warrant or shares under the Act, and such opinion of counsel for the Holder shall have been concurred in by the Company's counsel and the Company shall advise the Holder of such concurrence.

               (iv)  Notwithstanding the provisions of paragraphs (i), (ii) and
(iii) above, no such Securities and Exchange Commission letter, registration statement or opinion of counsel shall be required (i) for any transfer of this Warrant or any shares issuable upon exercise of this Warrant in compliance with SEC Rule 144 or 144A, or (ii) for any transfer of this Warrant or shares issuable upon exercise of this Warrant by a Holder that is a partnership or a corporation to (A) a partner of such partnership or shareholder or affiliate of such corporation, (B) a retired partner or shareholder, or (iii) for the transfer by gift, will or intestate succession by any Holder to his or her spouse or lineal descendants or ancestors or any trust for any of the foregoing.

          (b) The Holder understands and agrees that all certificates evidencing the shares to be issued to Holder may bear the following legend:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     10. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price of this Warrant then in effect.

     11. ISSUE TAX. The issuance of certificates for shares of Common Stock upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

     12. NO STOCKHOLDER RIGHTS. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Warrant Shares, including (without limitation) the right to vote such Warrant Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder

                                      5.

meetings, and such Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

     13. LOSS OR DESTRUCTION OF WARRANT. On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of such loss, theft or destruction of this Warrant, on delivery of indemnity reasonably satisfactory to the Company or, in the case of mutilation, on surrender and cancellation of the Warrant, the Company at its expense will execute and deliver to the Holder, in lieu thereof, a new Warrant of like tenor and denomination.

     14. "MARKET STAND-OFF" AGREEMENT. Each Holder hereby agrees that it shall not, to the extent requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of any Common Stock or other shares of stock of the Company then owned by such Holder (other than to donees or partners of the Holder who agree to be similarly bound) for up to 180 days following the effective date of a registration statement of the Company filed under the Act; PROVIDED HOWEVER, that:

          (a) such agreement shall be applicable only to the first such registration statement of the Company which covers securities to be sold on its behalf to the public in an underwritten offering but not to securities sold pursuant to such registration statement; and

          (b) all executive officers, directors and holders of at least one percent (1%) of the Company's then outstanding voting securities enter into similar agreements.

          In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section and to impose stop transfer instructions with respect to the Common Stock and such other shares of stock of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

     15.  SUCCESSORS AND ASSIGNS.

     (a) The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holders and their respective successors and assigns.

     (b) A Holder may transfer in whole or in part the purchase rights evidenced hereby to any third party to whom such rights may be transferred without registration or qualification under federal or state securities laws, provided: (a) the transferee or assignee receives a Warrant to purchase at least twenty percent (20%) of the Warrant Shares; (b) the Company is, within a reasonable time after such transfer or assignment,

                                      6.

furnished with written notice of the name and address of such transferee or assignee; (c) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Warrant; and (d) the transferor shall have delivered to the Company, if reasonably requested by counsel to the Company, an opinion of counsel substantially to the effect that the transfer or assignment can be effected without registration or qualification under applicable federal or state securities laws.

     16. AMENDMENTS AND WAIVERS. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder.

     17. GOVERNING LAW. This Warrant shall be governed by the laws of the State of California as applied to agreements among California residents made and to be performed entirely within the State of California.



                       [THIS SPACE INTENTIONALLY LEFT BLANK]


                                      7.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the date first written above.


                                             NEWGEN RESULTS CORPORATION

                                             By: ___________________________
                                             Sam Simkin, Vice President

ACKNOWLEDGED AND AGREED:

________________________

By:  _______________________________

     _______________________________






                          WARRANT TO PURCHASE COMMON STOCK

                                FORM OF SUBSCRIPTION
                    (To be signed only upon exercise of Warrant)

To:  NEWGEN RESULTS CORPORATION

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder:

CHECK ONE BOX ONLY

/ /       1.   _________________________ (______) (1) shares of Common Stock of
     Newgen Results Corporation and herewith makes payment of ________________________ Dollars ($______) therefor; OR

/ /       2.   The number of shares of Common Stock of Newgen Results
     Corporation issuable pursuant to Section 4 of the within Warrant upon cancellation of the right to exercise ____________(1) shares of Common Stock of Newgen Results Corporation under the within Warrant, which cancellation shall hereby occur.

     The Undersigned requests that the certificates for such shares be issued in the name of, and delivered to, ____________________________________, whose address is _________________________________________________.

     The Undersigned (i) makes, as of the date hereof, the representations set forth in Section 9 of the within Warrant with respect to the shares of Common Stock acquired hereby and (ii) agrees to be bound by the provisions of Sections 9 and 14 of the within Warrant.

     DATED:  _______________       ______________________________________
                                   (Signature must conform in all
                                   respects to name of Holder as
                                   specified on the face of the
                                   Warrant)

______________

(1) Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to Section 7 of the Warrant, may be deliverable upon exercise.